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                                                                   EXHIBIT 23(a)

                        INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in this Registration Statement of Bearings, Inc. on Form S-8 of our reports dated August 6, 1993, appearing in and incorporated by reference in the Annual Report on Form 10-K of Bearings, Inc. for the year ended June 30, 1993.




DELOITTE & TOUCHE
Cleveland, Ohio

April 28, 1994